SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of August 10, 2016 (this “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 3, 2013 (as amended by that certain First Amendment to Revolving Credit Agreement and Waiver dated as of January 10, 2014, that certain Second Amendment to Revolving Credit Agreement and Waiver dated as of February 7, 2014, that certain Third Amendment to Revolving Credit Agreement dated as of August 5, 2014, that certain Fourth Amendment to Revolving Credit Agreement dated as of June 29, 2015, that certain Fifth Amendment to Revolving Credit Agreement and Consent dated as of October 23, 2015, and as further amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement, and the Required Lenders are willing to amend the Credit Agreement, as set forth below, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Incorporation of Recitals. The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2.     Amendments. The Credit Agreement is hereby amended as follows:

(a)     Clause (d) of the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(d) to the extent deducted in determining Consolidated Net Income for such period without duplication, (i) Consolidated Interest Expense, (ii) income tax expense determined on a consolidated basis in accordance with GAAP, (iii) depreciation and amortization expense determined on a consolidated basis in accordance with GAAP, (iv) all other non-cash charges, in each case, that do not represent a cash item in such period or any future period, (v) without duplication, with respect to the fiscal quarters identified below only, losses from discontinued operations in an aggregate amount not to exceed $2,736,000 for the third fiscal quarter ended March 5, 2013, $455,000 for the fourth fiscal quarter ended June 4, 2013, and $375,000 during the first fiscal quarter ended September 3, 2013, (vi) cash charges incurred in connection with the closing of stores or units and the elimination of eight Director and Vice President support center positions during the fiscal year ending June 3, 2014; provided, that, (x) the aggregate amount of cash charges for store or unit closures added back pursuant to this clause (d)(vi) for all periods shall not exceed $4,800,000 and (y) the aggregate amount of cash charges in connection with the elimination of the eight Director and Vice President support center positions added back pursuant to this clause (d)(vi) for all periods shall not exceed $625,122, (vii) non-recurring lease reserve charges incurred in connection with the 2016 Store Closures; provided, that, the aggregate amount of such charges added back pursuant to this clause (d)(vii) for all periods shall not exceed $20,000,000, (viii) non-recurring closing, corporate and restructuring costs related to the 2016 Store Closures; provided, that, the aggregate amount of such costs added back pursuant to this clause (d)(viii) for all periods shall not exceed $10,000,000, (ix) non-cash impairment charges or asset write-offs relating to inventory and small-wares in connection with the 2016 Store Closures; provided, that, the aggregate amount of such charges or write-offs added back pursuant to this clause (d)(ix) for all such periods shall not exceed $4,000,000, and (x) other adjustments reasonably acceptable to the Administrative Agent, all as determined in accordance with GAAP.

(b)     The definition of “Consolidated Lease Expense” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Lease Expense” means, for any period, the aggregate amount of fixed and contingent rental and operating lease expense payable by the Borrower and its Subsidiaries with respect to leases of real and personal property (excluding (x) Capital Lease Obligations, (y) those cash charges for lease termination costs in connection with the closing of any stores or units during the fiscal year ending June 3, 2014, in an aggregate amount not to exceed $4,800,000, that are added back to Consolidated EBITDA pursuant to clause (d)(vi) thereof, and (z) cash payments with respect to leases terminated in connection with the 2016 Store Closures, in an aggregate amount not to exceed $30,000,000) determined on a consolidated basis in accordance with GAAP for such period.

(c)     The definition of “MLPF&S” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“MLPF&S” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Sixth Amendment Effective Date), in its capacity as a joint lead arranger and joint book manager.

(d)     The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“2016 Disclosure Letter” means the disclosure letter, dated the Sixth Amendment Effective Date, delivered by the Borrower to the Administrative Agent.

“2016 Store Closures” means (a) the closing of the stores identified in Exhibit A of the 2016 Disclosure Letter, and (b) the sale of real property identified in Exhibit B of the 2016 Disclosure Letter.

“Sixth Amendment Effective Date” means August 10, 2016.

(e)     Clause (F) of Section 2.4 of the Credit Agreement is hereby amended to read as follows:

(F)     as a condition precedent to such increase, (1) the Arrangers shall have received reasonably satisfactory evidence that the appraised value of the Mortgaged Properties is at least twice the amount of the Aggregate Revolving Commitments (after giving effect to such increase), and (2) the Lenders shall have received (x) a completed “life of loan” Federal Emergency Management Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and appropriate Loan Party relating thereto if required), (y) proof of flood insurance under the insurance policies required by the Loan Documents, and (z) with respect to any new real property that will be added as a Mortgaged Property on the effective date of such increase, or will be required to be added as a Mortgaged Property following the effective date of such increase, written notice thereof at least forty-five (45) days prior to the effective date of such increase.

(f)     Section 8.5 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (d) thereof, (ii) replacing the “.” at the end of clause (e) thereof with “; and”, and (iii) inserting a new clause (f) to read as follows:

(f)     the sale of real property and related personal property in connection with the 2016 Store Closures.

3.     Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement and the other Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit. Without limiting the generality of the preceding sentence, each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of the Credit Agreement. Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (ii) by entering into this Agreement, except as expressly set forth herein, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

4.     Conditions Precedent. This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

5.     Miscellaneous.

(a)     The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and, except as expressly modified by this Agreement, shall remain in full force and effect according to their terms.

(b)     Each Loan Party hereby represents and warrants as follows: (i) each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’

rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)     Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                         RUBY TUESDAY, INC.

By: /s/ Rhonda Parish

Name:     Rhonda Parish

Title:     Chief Legal Officer and Secretary

GUARANTORS:                                                          RTBD, INC.

RT FINANCE, INC.

RUBY TUESDAY GC CARDS, INC.

RT TAMPA FRANCHISE, L.P.

RT ORLANDO FRANCHISE, L.P.

RT SOUTH FLORIDA FRANCHISE, L.P.

RT NEW YORK FRANCHISE, LLC

RT SOUTHWEST FRANCHISE, LLC

RT MICHIANA FRANCHISE, LLC

RT FRANCHISE ACQUISITION, LLC

RT KENTUCKY RESTAURANT HOLDINGS, LLC

RT FLORIDA EQUITY, LLC

RTGC, LLC

RT DETROIT FRANCHISE, LLC

RT MICHIGAN FRANCHISE, LLC

RT WEST PALM BEACH FRANCHISE, L.P.

RT NEW ENGLAND FRANCHISE, LLC

RT LONG ISLAND FRANCHISE, LLC

RUBY TUESDAY, LLC

RT Las Vegas Franchise, LLC

RT Minneapolis Franchise, LLC

RT Indianapolis Franchise, LLC

RT Denver Franchise, L.P.

RT Omaha Franchise, LLC

RT KCMO Franchise, LLC

RT Portland Franchise, LLC

RT St. Louis Franchise, LLC

RT Western Missouri Franchise, LLC

RT AIRPORT, INC.

RT LOUISVILLE FRANCHISE, LLC

RT MCGHEE-TYSON, LLC

RT ONE PERCENT HOLDINGS, INC.

RT ONE PERCENT HOLDINGS, LLC

RT MINNEAPOLIS HOLDINGS, LLC

RT OMAHA HOLDINGS, LLC

RT DENVER, INC.

RT LOUISVILLE, INC.

RT ORLANDO, INC.

RT SOUTH FLORIDA, INC.

RT TAMPA, INC.

RT WEST PALM BEACH, INC.

RT NEW HAMPSHIRE RESTAURANT HOLDINGS, LLC

RT RESTAURANT SERVICES, LLC

RTTA, LP

RT DISTRIBUTING, LLC

RT O’TOOLE, LLC

RT SMITH, LLC

RT MILLINGTON, LLC

4721 RT OF PENNSYLVANIA, INC.

RTTT, LLC

RTT TEXAS, INC.

RT JONESBORO CLUB

RUBY TUESDAY OF RUSSELLVILLE, INC.

RUBY TUESDAY OF CONWAY, INC.

RT KCMO KANSAS, INC.

RUBY TUESDAY OF BRYANT, INC.

By: /s/ Rhonda Parish

Name:     Rhonda Parish

Title:     Vice President and Secretary

ADMINISTRATIVE AGENT:     BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Erik M. Truette

Name: Erik M. Truette

Title: Vice President

LENDERS:                         BANK OF AMERICA, N.A.,

as a Lender and an Issuing Bank

By: /s/ Anthony Luppino

Name: Anthony Luppino

Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Sally Hoffman

Name: Sally Hoffman

Title: Managing Director

REGIONS BANK,

as a Lender

By: /s/ Jay Sim

Name: Jay Sim

Title: Vice President

RUBY TUESDAY, INC.

Disclosure Letter

August 10, 2016

To:

Bank of America, N.A., as Administrative Agent, the Issuing Bank and the Lenders under that certain Revolving Credit Agreement, dated as of December 3, 2013 (as amended by that certain First Amendment to Revolving Credit Agreement and Waiver dated as of January 10, 2014, that certain Second Amendment to Revolving Credit Agreement and Waiver dated as of February 7, 2014, that certain Third Amendment to Revolving Credit Agreement dated as of August 5, 2014, that certain Fourth Amendment to Revolving Credit Agreement dated as of June 29, 2015, that certain Fifth Amendment to Revolving Credit Agreement and Consent dated as of October 23, 2015, that certain Sixth Amendment to Revolving Credit Agreement dated as of the date hereof (the “Sixth Amendment”), and as further amended or modified from time to time, the “Credit Agreement”) by and among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and as Issuing Bank. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

This letter (this “Disclosure Letter”) is delivered pursuant to the Credit Agreement. The undersigned, a Responsible Officer of the Borrower, hereby certifies to the Administrative Agent, the Issuing Bank and each Lender that attached hereto are true, correct and complete exhibits referenced in the definition of “2016 Store Closures” (the “Exhibits”). The Borrower agrees and acknowledges that the Administrative Agent, the Issuing Bank and each Lender may rely on each of these Exhibits with respect to the relevant matters referred to in the Credit Agreement as if such Exhibits were part of, and fully set forth in, the Credit Agreement. The Borrower agrees and acknowledges that the Administrative Agent, the Issuing Bank and the Lenders are entering into the Sixth Amendment in reliance on these Exhibits. This Disclosure Letter is a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower has caused this Disclosure Letter to be duly executed as of the date first above written.

BORROWER:                         RUBY TUESDAY, INC.

By      /s/ Rhonda Parish

Name:     Rhonda Parish

Title:     Chief Legal Officer and Secretary

Exhibit A

Stores to be Closed

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Exhibit B

Real Property to be Disposed in Connection with Store Closures

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